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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 30, 2000
                                 --------------
                Date of Report (Date of earliest event reported)


                       AMERICAN REAL ESTATE PARTNERS, L.P.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                        1-9516                               13-3398766
       --------                        ------                               ----------
(State of Organization)       (Commission File Number)         (IRS Employer Identification Number)



                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                               -------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (914) 242-7700
                                 --------------
              (Registrant's telephone number, including area code)




                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

     On March 30, 2000, the Registrant announced 1999 fourth quarter and full year financial results and that no distributions are expected to be made during 2000. Reference is made to the press release, dated March 30, 2000, annexed hereto as Exhibit 21, for information regarding the announcement.

ITEM 7.    EXHIBITS.

Exhibit No.                         Description of Document

    21                              Press Release, dated March 30, 2000.



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SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN REAL ESTATE PARTNERS, L.P.
                                         (Registrant)

                                         By:  American Property Investors, Inc.
                                              General Partner


                                         By:  /s/ John P. Saldarelli
                                              ----------------------------------
                                              John P. Saldarelli
                                              Secretary and Treasurer


Date:  March 30, 2000



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                                  EXHIBIT INDEX



Exhibit Number         Description                                    Page No.
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      21               Press Release, dated March 29, 1999.              4




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